UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2007 (June 12, 2007)

VOYANT INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in charter)

Nevada	33-26531-LA	88-0241079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

530 Lytton Ave. 2nd Floor Palo Alto, CA 94301
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (800) 710-6637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 7.01

Regulation FD Disclosure

On June 12, 2007 the Registrant will present the following Power Point presentation to its shareholders during its annual shareholders meeting. The presentation contains company information, corporate strategies and partner profiles. The presentation attached hereto as Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Document

99.1

Presentation to shareholders on June 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYANT INTERNATIONAL CORPORATION

Dated: June 12, 2007	By:	/s/ Dana R. Waldman
Dana R. Waldman
Chief Executive Officer

Exhibit Index
Exhibit No.	Description

99.1	Presentation to shareholders on June 12, 2007